EXHIBIT 99.1

Beta Bionics Reports Third Quarter 2025 Financial Results and Raises Full Year 2025 Guidance

IRVINE, Calif., Oct. 28, 2025 (GLOBE NEWSWIRE) -- Beta Bionics, Inc. (Nasdaq: BBNX), a pioneering leader in the development of advanced diabetes management solutions, today reported its financial results for the quarter ended September 30, 2025 and raised its full year guidance for the year ending December 31, 2025.

Third Quarter 2025 Financial Results & Key Metrics

  Net sales of $27.3 million, up 63% compared to $16.7 million in the third quarter of 2024.
    Durable Medical Equipment (DME) channel net sales of $21.0 million, up 45% compared to $14.5 million in the third quarter of 2024.
    Pharmacy Benefit Plan (PBP) channel net sales of $6.2 million, up 178% compared to $2.2 million in the third quarter of 2024.
  Gross margin of 55.5%, up 212 basis points compared to 53.4% in the third quarter of 2024.
  Installed customer base (calculated as all new patient starts over a rolling four-year period) of 29,419 users, up 162% compared to 11,214 in the third quarter of 2024.
  5,334 new patient starts, up 68% compared to 3,180 new patient starts in the third quarter of 2024.
    70% of new patient starts came from multiple daily injections (MDI).
    Low 30s percentage of new patient starts reimbursed through the PBP channel.
  Loss from operations of $17.0 million, or negative 63% of sales, compared to $11.0 million or negative 66% of sales in the third quarter of 2024.
  Net loss of $14.2 million, or negative 52% of sales, compared to $9.7 million or negative 58% of sales in the third quarter of 2024.
  Adjusted EBITDA(1) of negative $12.2 million, or negative 45% of sales, compared to negative $8.7 million or negative 52% of sales in the third quarter of 2024.
  $274.0 million in cash, cash equivalents, short-term investments, and long-term investments as of September 30, 2025.

(1) See “Non-GAAP Financial Measures” below for additional information. A reconciliation of the non-GAAP financial measure to its most directly comparable GAAP financial measure can be found in Table E.

Recent Strategic Highlights

  As of July 1, 2025, Beta Bionics has effective formulary agreements in place with all the major pharmacy benefit managers (PBMs) that operate in the United States.
    For the PBMs with whom Beta Bionics has an effective formulary agreement in place, Beta Bionics is actively working with the health plans that partner with those PBMs to drive coverage of iLet under their pharmacy benefit.
    For plans that cover the iLet Bionic Pancreas under their pharmacy benefit, this decision significantly reduces the potentially large up-front cost of the pump for both the patient and the plan, while easing the administrative burden for the physician when prescribing the iLet Bionic Pancreas.
  In September 2025, Beta Bionics completed the glucagon pharmacokinetic (PK)-pharmacodynamic (PD) trial in Canada.
    The completion of the trial enables Beta Bionics to bridge previous bihormonal clinical data, which tested prior formulations of glucagon in three pre-pivotal inpatient and six pre-pivotal outpatient clinical trials, to Beta Bionics’ glucagon asset developed by Xeris Pharmaceuticals for use in the bihormonal system in development.
    Full PK/PD results are in-line with management expectations and Beta Bionics believes such results are supportive of the continued development of the glucagon asset for use in the bihormonal system in development.
    In the fourth quarter of 2025, Beta Bionics expects to initiate a feasibility trial in New Zealand to test the bihormonal system, including the pump and dosing algorithms, in humans for the first time with the new glucagon asset.
  On September 29, 2025, Beta Bionics received Special 510(k) clearance for iLet feature updates.
    Updates are intended to improve the user experience on the iLet, including a more seamless cartridge change process and the elimination of redundant low glucose alerts.

2025 Full Year Guidance

  Estimated total revenue of greater than $96.5 million (previously $88 million to $93 million).
  Estimated 27% to 29% of new patient starts reimbursed through the PBP channel (previously 25% to 28%).
  Estimated gross margin of 54% to 55% (previously 52% to 55%).

Webcast & Conference Call Details

Beta Bionics will host a conference call and concurrent webcast today at 4:30 pm Eastern Time (1:30 pm Pacific Time), to review the company’s third quarter 2025 performance. The link to the webcast will be available on the Company’s website in the “Investors—Events & Presentations” section at https://investors.betabionics.com, and will be archived there for future replay. To access the live call by phone, please use the following link, which will provide you with dial-in details and a personal pin: https://register-conf.media-server.com/register/BI0b27b735377640268ec22270324ddd73

Non-GAAP Financial Measures

Beta Bionics, Inc. (the “Company”) prepares and presents the Company’s financial statements in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company believes adjusted EBITDA as a non-GAAP measure is useful in evaluating the Company’s operating performance and uses adjusted EBITDA to evaluate ongoing operations and for internal planning and forecasting purposes. The Company believes that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s business, results of operations, or outlook. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in the Company’s industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. A reconciliation is provided below for adjusted EBITDA to the most directly comparable financial measure stated in accordance with GAAP in Table E below.

The Company calculates adjusted EBITDA as net loss adjusted to exclude (i) depreciation and amortization expense, (ii) stock-based compensation expense, (iii) interest income, (iv) provision for state taxes, (v) change in fair value of warrant liabilities, and (vi) litigation settlement and other related expense.

Some of the limitations of adjusted EBITDA include: (i) adjusted EBITDA does not properly reflect capital commitments to be paid in the future and (ii) although depreciation and amortization expense are non-cash charges, the underlying assets may need to be replaced and adjusted EBITDA does not reflect these capital expenditures. The Company’s adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate adjusted EBITDA in the same manner as the Company calculates the measure, limiting its usefulness as a comparative measure. In evaluating adjusted EBITDA, you should be aware that in the future the Company will incur expenses similar to the adjustments in this presentation. The Company’s presentation of adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating the Company’s performance, you should consider adjusted EBITDA alongside other financial performance measures, including the Company’s net loss and other GAAP results.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate the Company’s business. This non-GAAP measure has limitations as an analytical tool and should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items. Therefore, this non-GAAP financial measure should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP.

About Beta Bionics

Beta Bionics, Inc. is a commercial-stage medical device company engaged in the design, development, and commercialization of innovative solutions to improve the health and quality of life of insulin-requiring people with diabetes (PWD) by utilizing advanced adaptive closed-loop algorithms to simplify and improve the treatment of their disease. The iLet Bionic Pancreas is the first FDA-cleared insulin delivery device that autonomously determines every insulin dose and offers the potential to substantially improve overall outcomes across broad populations of PWD. To learn more, visit www.betabionics.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding: expectations of Beta Bionics, Inc. (the “Company”) regarding its regulatory development plans for the iLet and other product candidates; the markets and market opportunities for the iLet and other product candidates, if approved; the timing, likelihood or success of its business strategy, including commercialization and its multi-channel reimbursement strategy, as well as plans and objectives of management for future operations; its anticipated growth and other measures of future operating results and financial performance, including 2025 full year guidance regarding revenue, new patient starts through the PBP channel and gross margin; and its expectation to initiate a feasibility trial in New Zealand by year-end 2025 to test the bihormonal configuration of the iLet in humans for the first time with the new glucagon asset. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the management of the Company as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks and uncertainties, including business, regulatory, economic and competitive risks and uncertainties about the Company, including, without limitation, risks inherent in developing product candidates, future results from the Company’s ongoing and future studies and clinical trials, the Company’s ability to obtain adequate financing to fund its product development and other expenses, risks that real-world data or future results may not be consistent with interim, initial or preliminary results or results from prior preclinical studies or clinical trials, trends in the industry, the Company’s relationships with its existing and future collaboration partners, the legal and regulatory framework for the industry, future expenditures and the potential impacts of global macroeconomic conditions. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company’s actual results to differ from current expectations are discussed in the Company’s filings with the Securities and Exchange Commission, including the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this press release is given. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Beta Bionics, Inc.
Statements of Operations and Comprehensive Loss (unaudited)
Table A

	Three Months Ended		Nine Months Ended
(In thousands, except number of shares and per share data)	September 30,		September 30,
	2025	2024	2025	2024

Net sales	$27,253	$16,705	$68,130	$44,684
Cost of sales	12,134	7,791	31,537	20,485
Gross profit	15,119	8,914	36,593	24,199
Gross margin	55.5%	53.4%	53.7%	54.2%
Operating expenses:
Research and development	8,195	5,141	24,658	16,970
Sales and marketing	16,045	9,645	45,070	26,282
General and administrative	7,922	5,105	22,422	13,161
Total operating expenses	32,162	19,891	92,150	56,413
Loss from operations	(17,043)	(10,977)	(55,557)	(32,214)
Other income (expense):
Interest income	2,833	826	8,274	2,958
Other income (expense), net	1	(4)	(1)	(2)
Change in fair value of warrant liabilities	—	419	(12,450)	(7,390)
Total other income (expense), net	2,834	1,241	(4,177)	(4,434)
Net loss	$(14,209)	$(9,736)	$(59,734)	$(36,648)
Other comprehensive income (loss):
Unrealized gain (loss) on short-term investments	205	79	289	(79)
Comprehensive loss	$(14,004)	$(9,657)	$(59,445)	$(36,727)
Net loss per share attributable to common stockholders, basic and diluted	$(0.33)	$(1.46)	$(1.52)	$(5.86)
Weighted-average common shares outstanding, basic and diluted	43,634,006	6,660,493	39,293,798	6,264,162

Beta Bionics, Inc.
Balance Sheets (unaudited)
Table B

(In thousands, except number of shares)			September 30,	December 31,
			2025	2024
Assets
Current assets:
Cash and cash equivalents			$38,485	$30,432
Short-term investments			190,202	73,143
Accounts receivable, net			11,539	11,996
Inventories, net			20,373	13,320
Prepaid expenses and other current assets			9,427	4,032
Total current assets			270,026	132,923
Property and equipment, net			7,385	4,776
Operating lease right-of-use asset			7,024	6,645
Restricted cash			100	100
Deferred offering costs			—	5,051
Long-term investments			45,328	—
Other long-term assets			183	150
Total assets			$330,046	$149,645

Liabilities, Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable			$4,461	$2,852
Accrued expenses and other current liabilities			17,605	15,828
Operating lease liabilities			1,980	1,529
Deferred revenue			1,342	939
Total current liabilities			25,388	21,148
Operating lease liabilities, net of current portion			5,707	5,726
Deferred revenue, net of current portion			2,986	1,860
Warrant liabilities			—	44,898
Other long-term liabilities			1,205	—
Total liabilities			35,286	73,632
Commitments and contingencies
Convertible preferred stock (Series A, A-2, B, B-2, C, D and E), par value of $0.0001 per share; no and 34,966,547 shares authorized at September 30, 2025 and December 31, 2024, respectively; no and 17,228,954 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively; liquidation preference of $0 and $355,162 at September 30, 2025 and December 31, 2024, respectively			—	321,373
Stockholders’ equity (deficit):
Class A common stock, par value of $0.0001 per share; no and 5,790,000 shares authorized at September 30, 2025 and December 31, 2024, respectively; no and 2,939,085 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively			—	1
Class B common stock, par value of $0.0001 per share; no and 70,000,000 shares authorized at September 30, 2025 and December 31, 2024, respectively; no and 3,679,790 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively			—	—
Class C common stock, par value of $0.0001 per share; no and 96,910 shares authorized at September 30, 2025 and December 31, 2024, respectively; no and 48,918 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively			—	—
Preferred stock, par value of $0.0001 per share; 10,000,000 and no shares authorized at September 30, 2025 and December 31, 2024, respectively; no shares issued or outstanding at September 30, 2025 and December 31, 2024			—	—
Common stock, par value of $0.0001 per share; 700,000,000 and no shares authorized at September 30, 2025 and December 31, 2024, respectively; 43,991,598 and no shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively			4	—
Additional paid-in capital			650,873	51,311
Accumulated other comprehensive income			354	65
Accumulated deficit			(356,471)	(296,737)
Total stockholders’ equity (deficit)			294,760	(245,360)
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)			$330,046	$149,645

Beta Bionics, Inc.
Net Sales by Channel (unaudited)
Table C

	Three Months Ended		Nine Months Ended
(In thousands)	September 30,		September 30,
	2025	2024	2025	2024
DME channel:
iLet(1)	$14,175	$11,042	$37,217	$33,105
Single-use products	6,840	3,420	16,269	7,740
Total DME channel	21,015	14,462	53,486	40,845

PBP channel:
iLet(1)	148	1,228	859	1,748
Single-use products	6,090	1,015	13,785	2,091
Total PBP channel	6,238	2,243	14,644	3,839
Total net sales	$27,253	$16,705	$68,130	$44,684

(1)iLet includes the over-time recognition software updates and mobile app access.

Beta Bionics, Inc.
Key Business Metrics (unaudited)
Table D

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
New patient starts(1)	5,334	3,180	14,121	8,910
New patient starts from MDI as a percentage of total new patient starts	70%	69%	70%	67%
Installed customer base(2)	29,419	11,214	29,419	11,214

(1)In the three months ended September 30, 2024 a high-single digit percentage of our new patient starts were reimbursed through the PBP channel. In the three months ended September 30, 2025 a low 30s percentage of our new patient starts were reimbursed through the PBP channel.
(2)The installed customer base represents all new patient starts, over a rolling four-year period basis. This period reflects our in-warranty customer base under the typical four-year reimbursement cycle and helps us understand the total number of patients using the iLet.

Beta Bionics, Inc.
Reconciliation of GAAP versus Non-GAAP Financial Results (unaudited)
Table E

	Three Months Ended		Nine Months Ended
(In thousands)	September 30,		September 30,
	2025	2024	2025	2024
Net loss	$(14,209)	$(9,736)	$(59,734)	$(36,648)
Add:
Depreciation expense	386	333	1,036	919
Stock-based compensation expense	4,478	1,976	12,081	4,832
Interest income	(2,833)	(826)	(8,274)	(2,958)
Income tax expense (benefit)	(1)	—	1	2
Litigation settlement and other related expense	—	—	200	—
Change in fair value of warrant liabilities	—	(419)	12,450	7,390
Adjusted EBITDA	$(12,179)	$(8,672)	$(42,240)	$(26,463)

Investor Relations:
Blake Beber
Head of Investor Relations
ir@betabionics.com

Media and Public Relations:
Karen Hynes
Vice President of Marketing
media@betabionics.com

Source: Beta Bionics, Inc.